BLACKROCK BOND FUND, INC.

BlackRock Total Return Fund

(the “Fund”)

Supplement dated October 17, 2011

to the Summary Prospectus dated May 27, 2011

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following in order to add Bob Miller as a portfolio manager of the Fund:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.
Eric Pellicciaro	2010	Managing Director of BlackRock, Inc.
Matthew Marra	2006	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

Code # SPRO-TR-1011SUP